EXHIBIT 23

                      CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Form 10-KSB of Environmental Plasma Arc Technology, Inc. of our report for the year ended December 31, 1994.

                                         JONES, JENSEN & COMPANY
                                         -----------------------------
                                         /s/ Jones, Jensen & Company

Salt Lake City, Utah
January 3, 1997